Third Quarter 2019 Earnings Conference Call November 8, 2019 Exhibit 99.1

Forward Looking Statements and Other Disclosures Safe Harbor Statement: Some of the Statements in this document concerning future Company performance will be forward-looking within the meanings of the securities laws. Actual results may materially differ from those discussed in these forward-looking statements, and you should refer to the additional information contained in Chesapeake Utilities Corporation’s 2018 Annual Report on Form 10-K filed with the SEC and our other SEC filings concerning factors that could cause those results to be different than contemplated in today’s discussion. REG G Disclosure: Today’s discussion includes certain non-GAAP financial measures as defined under SEC Regulation G. Although non-GAAP measures are not intended to replace the GAAP measures for evaluation of Chesapeake’s performance, Chesapeake believes that the portions of the presentation, which include certain non-GAAP financial measures, provide a helpful comparison for an investor’s evaluation purposes. Gross Margin (non-GAAP measure): Gross Margin is determined by deducting the cost of sales from operating revenue. Cost of sales includes the purchased fuel cost for natural gas, electric and propane distribution operations and the cost of labor spent on different revenue-producing activities and excludes depreciation, amortization and accretion. Other companies may calculate gross margin in a different manner. Adjusted EPS (non-GAAP measure): Diluted Earnings per share excluding the impact of certain significant new non-cash items, including, but not limited to, the following: the impact of unrealized mark-to-market changes and one-time charges, such as severance charges. The Company calculates "adjusted earnings” by adjusting reported (GAAP) earnings to exclude the impact of certain significant non-cash items, including the impact of unrealized MTM gains (losses), one-time charges such as severance charges, and any prior year tax savings retained by our regulated businesses as a result of current year regulatory authorizations.

Continued Strong Performance

Success in 2019 and Exciting Future Outlook….

Operations

- Commitment to continuous improvement in safety and operational compliance.
- Gas distribution customer growth is well above the national average.
- Customer demand and pipeline replacement continue to drive investment in our existing gas distribution and transmission operations.
- Increased cross Business Unit collaboration is identifying operational synergies and efficiencies.
- Lower operating expense levels in 2019 and beyond.

Financial

- Significant gross margin growth for the quarter and year-to-date.
- TCJA tax benefits have contributed to margins in our non-regulated and Florida regulated natural gas businesses.
- Margins are driving strong operating income and EPS growth
- 2019 first 9 months GAAP EPS of $2.59 represents 9.7 percent growth over 2018
- Dividend increased by 9.5 percent in May 2019; Five year dividend growth (CAGR) = 8.4 percent
- Strong performance relative to our peers
- Access to competitively priced permanent capital

Strategic

- New projects
  - PPC Callahan Pipeline (Florida)
  - PPC Auburndale Pipeline (Florida)
  - PPC and FPU Palm Beach County expansions (Florida)
  - ESNG DelMar Pathway (Delmarva)
  - Guernsey Pipeline (Ohio)
- Marlin and Ohl acquisition contributions
- Filing for rate relief associated with Hurricane Michael: interim rates begin January 2020
- Recent FERC filing to enable injection of RNG into Eastern Shore's system.
- Several new projects close to finalization
- Exited natural gas marketing business

A STRONG foundation FOR GROWTH

3

CHESAPEAKE UTILITIES CORPORATION

Strategic Exit of Natural Gas Marketing Business (PESCO) Quick and Meaningful Execution Strategic Review The business was not aligned with our long term growth strategy; exceeded our risk tolerance and would have required significant additional investment to ensure profitability. Florida retail operations sold to Gas South LLC. Benefits Total of $15 million estimated proceeds plus working capital should be received in the fourth quarter of 2019 Exiting the business improves our earnings outlook, reduces the volatility of future earnings and recovers our PESCO investment. Non-Florida retail operations/contracts sold to United Energy Trading, LLC (UET). Mid-Atlantic operations/contracts and asset management agreements were sold to NJR Energy Services Company (NJRES). Estimated pre-tax gain ranging from $5.0 million to $7.0 million to be recorded in the fourth quarter of 2019 PESCO now accounted for as a discontinued operation Remaining small producer services portfolio recently sold. We decided to exit the business, identified parties with interest and have substantially concluded the sale. Sale of Assets

Financial Summary Income from Continuing and Discontinuing Operations (PESCO Impact) The increase in interest charges reflects our growth in capital investments in 2018 and 2019. The average interest rate as of September 30th was 3.58% on total debt. Growth Increases (%)

Major Projects and Initiatives Increasing Shareholder Value by Continuously Seeking and Developing Projects and Initiatives $10.5 MM increase from new pipeline projects - $12.5 MM increase expected for full year Recent acquisitions added $5.0MM ($6.6MM projected for full year) $2.8 MM from regulatory initiatives ($3.2 MM projected for 2019) We are continuing to pursue several projects that should add to our margin growth in 2020 and 2021. Further details will be forthcoming as these projects are finalized. Please note that this table does not reflect any final rate relief associated with Hurricane Michael.

Natural Gas Distribution Margin Growth ($000’s) 25% of CPK’s YTD Margin Growth 7 3rd Quarter Year-to-date Nat. gas distribution customer growth (see below) $ 791$3,446 Sandpiper margin (natural gas conversions) 224 837 Florida GRIP (144) 391 Total $871 $4,674 Natural gas distribution customer growth 3rd Quarter Year-to-date Residential $358$1,450 Commercial and industrial 433 1,996 Total $791 $3,446 Additional margin from new customers reflects an increase of approximately 3.8% in the average number of residential served on the Delmarva Peninsula for both the three and nine months ended September 30, 2019; and approximately 4.3 percent and 3.8 percent growth in new residential customers served in Florida.

Unregulated Energy Margin Drivers ($000’s) Marlin Generated 23% of CPK’s YTD Margin Growth 8 3rd Quarter Year-to-date Marlin gas services margin growth $993$4,353 Increased retail propane margins per gallon 470 1,689 Ohl acquisition 95 683 Aspire Energy rate increases -- 858 Aspire Energy customer growth -- 296 Total $1,558 $7,021 December 2018 asset acquisitions of Marlin Gas Transport and Ohl contributed $1.1 million and $5.0 million in gross margin for the third quarter and year-to-date Due to the seasonality of the company’s unregulated gas delivery businesses (propane and Aspire residential customers), results for interim periods are not necessarily indicative of results for the entire fiscal year. Revenue and earnings are typically greater during the first and fourth quarter, when consumption of energy is highest due to the colder temperatures.

Successful Regulatory Initiatives 9 Florida PSC approved retention of a portion of TCJA tax savings for the Company’s Florida natural gas operations: $1.3 million gain on reversal of 2018 tax reserves $1.9 million incremental benefit annually beginning in 2019 ($1.1 million in first nine months of 2019) Florida PSC approved storm recovery fund surcharge ($2.3 million to be recovered from April 2019 to March 2021) Two recent filings below with Florida PSC and FERC: Limited Electric Proceeding associated with Hurricane Michael Filed for recovery of storm-related costs associated with Hurricane Michael (capital and expenses) through a change in base rates Eastern Shore filing to include standards to accommodate renewable natural gas In response to interest from several renewable natural gas producers and given customer interest Also requested recovery of certain storm-related costs as regulatory assets Our team has reached a settlement with OPC followed by approval of the PSC on the structure of the recovery. We will begin implementing interim rates with the first billing cycle in January The renewable natural gas quality specifications articulated below conform to the least stringent of the quality specifications contained in FERC gas tariffs of the upstream pipelines that interconnect with Eastern Shore’s system. Filed on October 16, 2019; FERC has 30-days to accept/reject/suspend or the filing is effective as proposed

Reconciliation of Third Quarter Results Key Variances for the three months ended September 30, 2019 vs. 2018

Reconciliation of Year-to-Date Results Key Variances for the nine months ended September 30, 2019 vs. 2018

Long-term Earnings Track Record Positioned for Growth and Total Return 12 $4.20 $4.55 ¹ 2017 GAAP $3.55; Adjusted $2.89; ² 2018 GAAP $3.45; Adjusted $3.31 Outlook for earnings growth within the range of previous guidance remains strong Commitment to achieve the target range is demonstrated by our long-term track record of delivering superior growth Expansion projects, organic growth and regulatory and efficiency initiatives will continue to drive increased earnings We will continue to pursue accretive, related opportunities like Marlin, Aspire and Eight Flags

Capital Projects – High Return / High Investment Peer ROE vs. Capital Expenditures (July 2016 – June 2019) 13 Chesapeake Utilities Three Year Performance vs. Peer Group As of 6/30/19 CPK Med 75th Cap EX 25.1% 11.8% 14.3% EPS Growth 10.1% 5.8% 8.5% ROE 11.6% 9.4% 10.9% Dividend Growth 9.9% 6.1% 7.2% TSR 14.8% 11.3% 12.7% Capital Expenditures/Total Capitalization

Continuing to Build for the Future 2019 Forecasted Capital Expenditures - $170 million to $185 million 14 Our Team continues to pursue new growth projects. The Company is providing a range of capital expenditures of $170 MM to $185 MM to reflect the timing of the approval of several projects. We will selectively, and with our customary discipline, seek to develop projects and acquire businesses that compliment our existing portfolio, provide rapid earnings accretion and generate targeted returns with acceptable risk profiles. Capital Expenditures were $124.2 million for the nine months ended September 30, 2019. 76% to 73% % Regulated Energy 18% to 21% Unregulated Energy 6% Corporate and other Businesses

Continuing to Build for the Future Organic Growth Opportunities, Supplemented with Targeted Acquisitions Five-Year Cap Ex Plan In Millions Historical Cap Ex & Acquisitions In Millions Our 5-year CapEx plan includes $750 million to $1 billion of capital expenditures, predominantly into our utility & pipeline businesses 2019E: $170mm to $185mm 2018: $283mm 2020 – 2022E: $297mm to $532mm $750 million - $1 billion On Track To Achieve Investment Forecast

Capital Capacity to Support Future Growth Total Capitalization has More Than Doubled in Less Than Five Years 16 Equity/Permanent Capitalization 65.5% 70.6% 76.5% 71.1% 62.1% 59.2% Equity/Total Capitalization 54.0% 51.9% 55.4% 51.5% 45.4% 44.6% $556,148 $689,692 $805,010 $944,079 $1,220,865 Target Equity to Total Capitalization Ratio of 50% - 55% Excluding $60 million Hurricane Michael Notes Equity to Total Capitalization equals 47% $1,140,852 $260,390 * Short-term debt includes current portion of long-tem debt Financing Components (1) Revolving Credit - Five Year Agreement dated 10/5/2015 (2) Intermediate Hurricane Michael Term Loans to be Refinanced with long-term Private Placement of $70 million - at 2.98% to be Funded December, 2019 with final maturity of December, 2034 (3) Long-term debt private placements are fixed rate notes, with equal annual amortization ten years before maturity - Noted exception is the FPU Legacy Note with single payment at maturity (4) Chesapeake has $250 million private placement shelf facilities available for additional financing needs

Natural Gas Expansion Projects

Eastern Shore and Florida Transmission

Expansion Projects	Completion Date	Investment Amount (000's)	2020 Annual Margin (000's)
2017 Eastern Shore System Expansion (1)	Q3 - 2019	$132,800	$15,799
Northwest Florida Expansion	Q2 - 2018	$ 44,300	$ 6,500
Western Palm Beach County (2)	Q1 - 2020	$ 33,015	$ 5,047
Callahan Intrastate Pipeline (3)	Q3 – 2020	$ 32,500	$ 3,219
Del-Mar Energy Pathway (4)	Q4 - 2021	$ 37,000	$ 3,039
Auburndale, Polk County (5) *New*	Q3 – 2019	$ 2,628	$ 679
Guernsey Power Station (6) *New*	2021	$ 5,500	Not until 2021
Total		$287,743	$34,283

(1) Eastern Shore System Expansion substantially completed – Margin $15.8MM for 2020 -2022 and $13.2MM beyond
(2) Western Palm Beach County expansion partially in-service in December 2018
- Projects/Phases include Westlake/Arden, Avenir and Research Park
- Fully in-service 2020 with annual margin of $5.2 million for 2021 and beyond
(3) Callahan Pipeline Project will generate $6.4 million gross margin annually once completed
(4) Del-Mar Energy Pathway Project to generate $5.1 million gross margin annually once fully in-service
(5) Auburndale Project: Peninsula Pipeline acquired existing pipeline owned by Chesapeake Utilities and Calpine and construct pipeline facilities in Polk County, Florida
(6) Guernsey Power Station will construct an Ohio power generation facility. A precedent firm transportation agreement was executed whereby Aspire Energy will provide natural gas services to the facility.

17

Del-Mar Energy Pathway Project Under Development Strategic Growth Initiative 18 Provides additional natural gas transmission pipeline infrastructure in Eastern Sussex County, Delaware and expands service into Somerset County, Maryland; serves four large anchor customers Estimated Project Cost: $ 37 MM Estimated In Service Date: Beginning of fourth quarter 2021* Estimated Annual Gross Margin: 2019- $ 0.7 MM 2020- $ 3.0 MM 2021- $ 4.1 MM 2022 forward- $ 5.1 MM Interim service in advance of this project generated $200,000 and $500,000 gross margin for the three months and nine months ended September 30, 2019, respectively. *Contingent upon FERC issuing authorization for the project by the fourth quarter of 2019.

West Palm Beach Expansion Enhances Reliability and Provides Additional Customer Growth 19 $5.2MM annual margin $2.3MM in 2019 $30MM total capital invested Mid-2019 initial service; fully in-service Q1 - 2020 Four PPC projects to serve FPU’s natural gas distribution systems expansions in Palm Beach County. Resolves a pipeline capacity constraint. Projects /Phases include Belvedere, Westlake/Arden, Avenir and Research Park - Marlin Gas is providing temporary service for customers ahead of the project schedule

Callahan Pipeline Nassau County, Florida 20 Peninsula Pipeline announced in May 2019 plans to construct a jointly owned 26 mile pipeline serving Nassau and Duval counties in Florida; Project will be jointly owned and built with Seacoast Gas Transmission (affiliate of Emera) Estimated Project Cost: $ 32.5 Million* Estimated In Service Date: Third Quarter of 2020 Estimated Annual Gross Margin: 2020- $ 3.2 million 2021 forward- $ 6.0 million 15 Miles of pipe constructed already and project is on schedule *Total project cost is estimated at $65 million – Chesapeake and Seacoast will fund 50% each.

Guernsey Power Station New Aspire Energy Expansion in Ohio In December 2017, Aspire executed a binding precedent agreement with Guernsey Power Station, LLC (GPS) providing for the relocation of an existing 6” steel Aspire pipeline (completed March 2018). Aspire received the exclusive rights to provide natural gas transportation services for a ten year (300,000 Dths per day for a proposed 1,650 MW power plant). GPS obtained financing in Q3 2019; Aspire now beginning design and construction of interconnect facilities between the Tallgrass Energy Partners Rockies Express Pipeline (REX) and GPS. GPS is expected to be in service by late 2021. Capital Expenditures$5.5MM Margin$1.4MM 21

Commitment to Sustainability and ESG Corporate Governance is the foundation of our processes and decision making - Honored as “2018 Best North American Utility for Corporate Governance”. Connecting with our Customers and Communities - Chesapeake Utilities recognizes that customers expect safe, efficient and reliable service , as well as providing enhanced business connection options, more convenience and modern solutions. - In 2018 Chesapeake employees volunteered over 3,900 hours making personal connections and having a significant impact where we live, work and serve Employee-Centric company focused on sustaining our aspiring and caring culture. - Eight years in row being recognized as a Top Workplace Combination of Strategic Focus, Engaged Employees and Innovation 22

Chesapeake Utilities Corporation Committed to Superior Performance We seek to identify and develop opportunities to drive our future earnings growth and increase shareholder value. Executing on Our Strategy: Seek new development projects to serve new customers, provide new services and expand into new service areas. Investing in pipeline systems that provide natural gas service to downstream customers such as LDCs, cooperatives, municipalities, industrial end-users and power plants. Pursue expansion projects that serve long-term commercial and industrial customers. Investing in propane opportunities to access new markets with significant growth potential. Pursuing new platforms for growth given our Marlin investment (CNG, LNG, RNG) Engagement strategies with employees to continually build our strategic infrastructure for sustainable growth. Investing in our talent with targeted development plans and training Engaging with communities where we work and live Pursue brand excellence through safety awards, top workplace, employee engagement and community service

Thank You! Jeff Householder President & CEO jhouseholder@chpk.com Beth Cooper Executive Vice President, CFO and Asst. Secretary bcooper@chpk.com Any Questions? Jim Moriarty Executive Vice President, General Counsel and Corporate Secretary jmoriarty@chpk.com